                                                                    EXHIBIT 10.1


                  SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT

         This Second Amendment to Mezzanine Loan Agreement (this AGREEMENT) is entered into on April 30, 2003, by and between Opryland Mezzanine Trust 2001-1, a Delaware business trust (the MEZZANINE LENDER), and OHN Holdings, LLC, a Delaware limited liability company (the MEZZANINE BORROWER).

                                    RECITALS

         A. The Mezzanine Borrower and Merrill Lynch Mortgage Capital Inc., as predecessor to the Mezzanine Lender, entered into a Mezzanine Loan Agreement (the ORIGINAL AGREEMENT) dated as of March 27, 2001.

         B. The Mezzanine Borrower and the Mezzanine Lender entered into a First Amendment to Mezzanine Loan Agreement on January 18, 2002 (the FIRST AMENDMENT).

         B. The Mezzanine Borrower and the Mezzanine Lender have agreed to further amend the Mezzanine Loan Agreement as set forth in this Agreement.

                                   AGREEMENTS

         Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         SECTION 1.        DEFINITIONS USED IN THIS AGREEMENT

         (a) In this Agreement, the term MEZZANINE LOAN AGREEMENT means the Original Agreement as amended by the First Amendment and this Agreement.

         (b) All capitalized terms used in this Agreement which are not otherwise defined in this Agreement shall have the meanings assigned to them in the Mezzanine Loan Agreement, including those definitions added to the Mezzanine Loan Agreement by this Agreement.

         SECTION 2.        REPRESENTATIONS AND WARRANTIES

         In order to induce the Mezzanine Lender to enter into this Agreement, the Mezzanine Borrower makes the following representations and warranties:

         (a) Original Agreement Representations. The representations and warranties contained in the Original Agreement remain true and correct in all material respects, except for representations and warranties which by their nature referred to facts at the time the Original Agreement was executed and which would normally be expected to change over time.

         (b) Due Authorization, Execution, Etc. This Agreement has been duly authorized, executed and delivered by the Mezzanine Borrower and constitutes the valid and binding obligation of the Mezzanine Borrower, enforceable against the Mezzanine Borrower in accordance with its terms.

SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT                             PAGE 1

         (c) No Defaults. There presently exists no Event of Default under the Mezzanine Loan Agreement and no event, fact or circumstance, which, with notice or the passage of time, or both, will become an Event of Default under the Mezzanine Loan Agreement.

         SECTION 3.        AMENDMENTS TO MEZZANINE LOAN AGREEMENT

         (a) Amendment to Section 2.12. Section 2.12 is revised to read as set forth on Exhibit A to this Second Amendment.

         (b)      Cross-References to Section 2.12. In view of the fact that
Section 2.12 has been completely rewritten, all existing references (i.e., other than references added by this Agreement) to any subdivision of Section 2.12 shall be deemed to be references to Section 2.12 and not to any of its subdivisions.

         (c) Amendment to Section 3.6. Section 3.6 is revised to read as follows:

                  Agent has established and shall maintain with Deposit Bank the Cash Sweep Event Reserve Account as a subaccount of the Deposit Account into which Agent hereby directs Deposit Bank to allocate certain funds from the Deposit Account in accordance with the terms hereof. From and after the occurrence (and during the continuance) of a Cash Sweep Event, all Excess Cash Flow shall be deposited in the Cash Sweep Event Reserve Account as provided under Section 2.12.

         (d) Amendment to Section 5.1. Clause (z) of Section 5.1(n)(i) is revised to read "Cash Sweep Event caused by a Financial Covenant Breach in which both of the Financial Covenants Tests are failed as of a Quarterly Test Date and such Financial Covenant Breach is not cured by the following Quarterly Test Date".

         (e) Amendment to Section 8.15(b). Clause (12) of Section 8.15(b) is revised to read "any failure to deposit Excess Cash Flow into the Deposit Account during a Cash Sweep Event as required by Section 2.12 hereof, including a failure to remit to the Deposit Bank any funds previously distributed as required by Section 2.12(d)(2)".

         SECTION 4.        REAFFIRMATION, CONFIRMATIONS AND MISCELLANEOUS

         (a) Reaffirmation by the Mezzanine Borrower. The Mezzanine Borrower reaffirms all of its obligations under the Mezzanine Loan Agreement and the other Mezzanine Loan Documents, as the Mezzanine Loan Documents may have been previously amended, or as any of the provisions of the Mezzanine Loan Documents may have been previously waived by the Mezzanine Lender, in either case in writing, and confirm that, as so amended or waived in writing, or both, they remain in full force and effect and otherwise unmodified.

         (b) Fees and Expenses. Upon execution of this Agreement, the Mezzanine Borrower shall pay all out-of-pocket expenses incurred by the Mezzanine Lender in connection with this Agreement and the transactions contemplated by this Agreement, including the expenses and reasonable fees of counsel to Archon Group, L.P., which is the Administrator of the Mezzanine Lender, and the expenses and reasonable fees of counsel to the participants in the Mezzanine


SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT                             PAGE 2

Lender (i.e., Merrill Lynch Mortgage Capital Inc., Fleet National Bank, Archon Capital, L.P. and Delaware Securities Holdings, Inc.).

         (c) Defenses. The Mezzanine Borrower confirms that it has no defenses against the Mezzanine Lender or any of its obligations under the Mezzanine Loan Agreement or the other Mezzanine Loan Documents. The Mezzanine Borrower confirms that it has no claims against the Mezzanine Lender for any reason whatsoever arising out of the Mezzanine Loan, or the relationship between the parties from the making of the Mezzanine Loan and subsequent transactions relating to the Mezzanine Loan.

         (d) Approval by Guarantor. The approval of the Guarantor is set forth below. The Guarantor specifically acknowledges that the amendment to
Section 8.15(b) will have the effect of increasing the Guarantor's obligations in certain circumstances.

         (e) Existing Cash Sweep Event. Immediately before the execution of this Agreement, the Mezzanine Borrower instructed the Mezzanine Lender to instruct the Deposit Bank to disburse $6,000,000.00 from the Cash Sweep Event Reserve Account to make a principal payment under the Senior Loan, and the Mezzanine Lender did so. Upon the execution of this Agreement, the Mezzanine Lender will instruct the Deposit Bank to release to the Mezzanine Borrower the remainder of the funds in the Cash Sweep Event Reserve Account, and the Mezzanine Lender agrees that, based on the Mezzanine Borrower's financial statements for February and March 2003, the existing Cash Sweep Event, which first occurred as of the 12-month period ended September 30, 2001, has been cured.

         In witness whereof, the parties have executed this Agreement on the date first written above.

--------------------------------------------------------------------------------
                               MEZZANINE BORROWER
--------------------------------------------------------------------------------

                                        OHN HOLDINGS, LLC



                                        BY: /s/ A. Key Foster, III
                                           -------------------------------------
                                             NAME: A. Key Foster, III
                                             TITLE: Vice President and Treasurer

--------------------------------------------------------------------------------
                                MEZZANINE LENDER
--------------------------------------------------------------------------------

                                        ARCHON GROUP, L.P., AS ADMINISTRATOR OF
                                        OPRYLAND MEZZANINE TRUST 2001-1




                                        BY: /s/ Eleni Antonellos
                                           -------------------------------------
                                             NAME:Eleni Antonellos
                                             TITLE: Vice President


SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT                             PAGE 3

--------------------------------------------------------------------------------
                  ACKNOWLEDGMENT AND CONFIRMATION BY GUARANTOR
--------------------------------------------------------------------------------

         The Guarantor reaffirms its obligations under its existing Guaranty of Recourse Obligations, and confirm that the Mezzanine Borrower's execution and delivery of this Agreement in no way impairs or limits its obligations under its existing Guaranty of Recourse Obligations.

                                        GAYLORD ENTERTAINMENT COMPANY




                                        BY: /s/ A. Key Foster, III
                                           -------------------------------------
                                             NAME: A. Key Foster, III
                                             TITLE: Vice President and Treasurer



SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT                             PAGE 4
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                                                   EXHIBIT A TO SECOND AMENDMENT
                                                     TO MEZZANINE LOAN AGREEMENT


         SECTION 2.12. MANDATORY PREPAYMENTS; CASH SWEEP EVENTS.

         (a)      Definitions.

                  (1) "Financial Covenant Breach" means Mezzanine Borrower's failure to pass either or both of the Financial Covenant Tests on a Quarterly Test Date.

                  (2) "Financial Covenant Tests" means the following two financial tests, which will be measured for a trailing 12 month period ending on a Monthly Test Date or a Quarterly Test Date:

                           (A)      DSCR - the test will be failed if DSCR is
less than 1.15 and will be passed if DSCR equals or exceeds 1.15.

                           (B)      Debt Yield - the test will be failed if Debt
Yield is less than 13.5% and will be passed if Debt Yield equals or exceeds
13.5%.

                  (3) "Cash Sweep Event" means the occurrence of an Event of Default or a Financial Covenant Breach, or both.

                  (4) "Quarterly Test Date" means the last day of a calendar quarter - that is, the last day of March, June, September or December.

                  (5) "Monthly Test Date" means the last day of a calendar month, whether or not that day is also a Quarterly Test Date.

                  (6) "Cash Sweep Event Notice" means a written notice sent by Mezzanine Lender to Servicer, Deposit Bank and Mezzanine Borrower, advising them that Mezzanine Lender has determined that a Cash Sweep Event has occurred. A Cash Sweep Event Notice must be delivered in accordance with the notice provisions in Section 8.6, and must include adequate information to allow Mezzanine Borrower to verify Mezzanine Lender's determination that the Cash Sweep Event in question has occurred.

                  (7) "Actual Financial Statements" means (i) with respect to a Quarterly Test Date, the annual financial statements or quarterly financial statements required to be delivered with respect to the period ended on that Quarterly Test Date pursuant to Section 5.1(j)(1) or (2), respectively, or (ii) with respect to a Monthly Test Date, the monthly financial information required to be delivered with respect to the period ended on that Monthly Test Date pursuant to Section 5.1(j)(5).

                  (8) "Draft Financial Statements" means, with respect to a Quarterly Test Date or a Monthly Test Date, Mezzanine Borrower's preliminary drafts of the Actual Financial Statements.

                  (9) "Sweep Month" means one of the three months in the calendar quarter following a Quarterly Test Date on which either Financial Covenant Test is failed or both are failed (whether or not that is the Quarterly Test Date on which the Financial Covenant Breach


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first occurs). These three months will be referred to as "Sweep Month 1," Sweep
Month 2 or Sweep Month 3. (For example, if the Financial Covenant Tests are failed as of the Quarterly Test Date occurring on June 30, Sweep Month 1 is July, Sweep Month 2 is August and Sweep Month 3 is September.)

                  (10) "Successful Month" means a Sweep Month for which both Financial Tests are passed (that is, both Financial Tests are passed for the trailing 12 month period ending on the last day of such Sweep Month, which last day, by definition, will be a Monthly Test Date and perhaps a Quarterly Test
Date).

                  (11) "Unsuccessful Month" means a Sweep Month that is not a Successful Month.

         (b) Delivery of Cash Sweep Event Notice During Event of Default. If an Event of Default occurs, then, at any time during the continuance of such Event of Default, Mezzanine Lender may deliver a Cash Sweep Event Notice to Servicer, Deposit Bank and Mezzanine Borrower, and a Cash Sweep Event will be deemed to have begun on the day on which the Cash Sweep Event Notice is delivered. Mezzanine Borrower will have no right to cure a Cash Sweep Event resulting from an Event of Default (although Mezzanine Lender will have the ability to waive a Cash Sweep Event resulting from an Event of Default if Mezzanine Lender elects to do so).

         (c)      Quarterly Testing for Financial Covenant Breach.

                  (1) Not later than the 10th Business Day of each month that follows a Quarterly Test Date, Mezzanine Borrower will deliver to Mezzanine Lender the Draft Financial Statements for that Quarterly Test Date. Mezzanine Borrower's failure to make this delivery will not constitute a default or an Event of Default; the only consequence of failure to make a timely delivery of the Draft Financial Statements is set forth in paragraph (2).

                  (2) If, based on its review of the Draft Financial Statements, Mezzanine Lender determines that a Financial Covenant Breach had occurred as of the Quarterly Test Date, Mezzanine Lender will send a Cash Sweep Event Notice to Servicer, Deposit Bank and Mezzanine Borrower, and a Cash Sweep Event will be deemed to have begun on the first day of Sweep Month 1. If Mezzanine Borrower fails to timely deliver the Draft Financial Statements, Mezzanine Lender, in its discretion, may determine, based on any other available information that it believes in good faith is reliable and probative, that a Cash Sweep Event had occurred as of the Quarterly Test Date, in which event Mezzanine Lender will send a Cash Sweep Event Notice to Servicer, Deposit Bank and Mezzanine Borrower, and a Cash Sweep Event will be deemed to have begun on the first day of Sweep Month 1.

                  (3) Within a reasonable time after the Actual Financial Statements for that Quarterly Test Date are delivered to Mezzanine Lender, Mezzanine Lender will reevaluate whether a Financial Covenant Breach had occurred as of the Quarterly Test Date.

                           (A)      If Mezzanine Lender determines that the
Actual Financial Statements confirm the Draft Financial Statements, it will notify Mezzanine Borrower of that


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determination but need not take any further action with respect to its previous determination as to whether or not a Cash Sweep Event had occurred.

                           (B)      If Mezzanine Lender had determined, based on
the Draft Financial Statements, or in the absence of timely-delivered Draft Financial Statements based on other information, that no Financial Covenant Breach had occurred as of the Quarterly Test Date, and determines, based on the Actual Financial Statements, that a Financial Covenant Breach had occurred as of the Quarterly Test Date, then Mezzanine Lender will send a Cash Sweep Event Notice to Servicer, Deposit Bank and Mezzanine Borrower, and a Cash Sweep Event will be deemed to have begun on the first day of Sweep Month 1.

                           (C)      If Mezzanine Lender had determined, based on
the Draft Financial Statements, or in the absence of timely-delivered Draft Financial Statements based on other information, that a Financial Covenant Breach had occurred as of the Quarterly Test Date, and determines, based on the Actual Financial Statements, that a Financial Covenant Breach had not occurred as of the Quarterly Test Date, then, unless a Cash Sweep Event exists at the time in question for some other reason (e.g., an Event of Default has occurred and is continuing), Mezzanine Lender promptly will send to Servicer, Deposit Bank and Mezzanine Borrower a retraction of the previously-delivered Cash Sweep Event Notice, and the Cash Sweep Event based on the previous determination will be deemed not to have occurred.

         (d) Consequences of Delivery of Cash Sweep Event Notice or Retraction of Cash Sweep Event Notice. Mezzanine Lender's delivery of a Cash Sweep Event Notice will produce the following consequences:

                  (1) All Excess Cash Flow that would otherwise be available to Mezzanine Borrower pursuant to the Mezzanine Deposit Account Agreement will instead be deposited into the Cash Sweep Event Reserve Account. These funds will be used solely as provided in this Section.

                  (2) Not later than 2:00 pm (in the Deposit Bank's time zone) on the second Business Day after the delivery of the Cash Sweep Event Notice, Mezzanine Borrower will remit to the Deposit Bank, for deposit in the Cash Sweep Event Reserve Account, immediate funds in an amount equal to the total amount, if any, distributed to or at the direction of Mezzanine Borrower pursuant to Section 2.2(a)(viii) of the Mezzanine Deposit Account Agreement during the period starting on the first day of Sweep Month 1 and continuing through the day on which the Cash Sweep Event Notice is delivered to Mezzanine Borrower.

                  (3) If Mezzanine Lender sends a retraction of a previously-delivered Cash Sweep Event Notice as contemplated by subsection
(c)(3)(C), then all funds deposited into the Cash Sweep Event Reserve Account as a result of the previously-delivered Cash Sweep Event Notice will be promptly distributed by the Deposit Bank to or at the direction of the Mezzanine Borrower. Such distribution will be deemed to have occurred under Section 2.2(a)(viii) of the Mezzanine Deposit Account Agreement.


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         (e)      Monthly Testing for Cure of Financial Covenant Breach.

                  (1) Not later than the 10th Business Day of Sweep Month 2 and the 10th Business Day of each succeeding Sweep Month, Mezzanine Borrower will deliver to Mezzanine Lender Draft Financial Statements as of the preceding Monthly Test Date. However, Mezzanine Borrower's failure to make this delivery will not constitute a default or an Event of Default.

                  (2) Based on its review of the Draft Financial Statements for each Sweep Month, Mezzanine Lender will determine whether such Sweep Month was a Successful Month or an Unsuccessful Month, and Mezzanine Lender will notify the Servicer, Deposit Bank and Mezzanine Borrower of its determination.

                  (3) If Mezzanine Borrower fails to timely deliver the Draft Financial Statements contemplated by this subsection, Mezzanine Lender, in its discretion, may determine, based on any other available information that it believes in good faith is reliable and probative, whether a Sweep Month was a Successful Month or an Unsuccessful Month, and Mezzanine Lender will notify the Servicer, Deposit Bank and Mezzanine Borrower of its determination.

                  (4) A Financial Covenant Breach will be cured if either of the following two circumstances occurs:

                           (A)      If any two consecutive Sweep Months are
Successful Months, the Financial Covenant Breach will be deemed to have been cured immediately after the close of business on the last Business Day of the second consecutive Successful Month.

                           (B)      If any Sweep Month 3 is a Successful Month,
the Financial Covenant Breach will be deemed to have been cured immediately after the close of business on the last Business Day of Sweep Month 3.

                  (5) If Mezzanine Lender determines that a Sweep Month is a Successful Month based on Draft Financial Statements, such Sweep Month will be referred to as a "Provisionally Successful Month". If Mezzanine Lender determines that a Sweep Month is an Unsuccessful Month based on Draft Financial Statements, or in the absence of timely-delivered Draft Financial Statements based on other information, such Sweep Month will be referred to as a "Provisionally Unsuccessful Month". If Mezzanine Lender determines that two consecutive Sweep Months are Successful Months and either determination is based on Draft Financial Statements, or that a Sweep Month 3 is a Successful Month and that determination is based on Draft Financial Statements, the Financial Covenant Breach in question will be referred to as "Provisionally Cured". If Mezzanine Lender determines that a Financial Covenant Breach has been cured based on Actual Financial Statements, such Financial Covenant Breach will be referred to as having been "Unconditionally Cured".

                  (6) Within a reasonable time after the Actual Financial Statements for each Sweep Month are delivered to Mezzanine Lender, Mezzanine Lender will reevaluate whether the Sweep Month was in fact a Successful Month or an Unsuccessful Month.

                           (A)      If Mezzanine Lender determines that the
Actual Financial Statements confirm the Draft Financial Statements, it will notify Mezzanine Borrower of that

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determination but need not take any further action with respect to its previous determination as to whether or not a Sweep Month was a Successful Month or an Unsuccessful Month.

                           (B)      If Mezzanine Lender had determined that the
Sweep Month was a Provisionally Unsuccessful Month and determines, based on the Actual Financial Statements, that such Sweep Month was a Successful Month, then Mezzanine Lender will notify Servicer, Deposit Bank and Mezzanine Borrower of that determination, and, unless a Cash Sweep Event exists at the time in question for some other reason (e.g., an Event of Default has occurred and is continuing), the Deposit Bank will distribute to or at the direction of Mezzanine Borrower any amounts that were deposited into the Cash Sweep Event Reserve Account as a result of Mezzanine Lender's previous determination that would not have been so deposited had Mezzanine Lender previously determined that the Sweep Month was a Provisionally Successful Month. Such distribution will be deemed to have occurred under Section 2.2(a)(viii) of the Mezzanine Deposit Account Agreement.

                           (C)      If Mezzanine Lender had determined that the
Sweep Month was a Provisionally Successful Month and determines, based on the Actual Financial Statements, that such Sweep Month was an Unsuccessful Month, then Mezzanine Lender will notify Servicer, Deposit Bank and Mezzanine Borrower of that determination. Upon receipt of that notice, the Servicer and the Deposit Bank will resume depositing into the Cash Sweep Event Reserve Account all amounts that would otherwise be available to Mezzanine Borrower under the Mezzanine Deposit Account Agreement. Also, not later than 2:00 pm (in the Deposit Bank's time zone) on the second Business Day after the delivery of that notice, Mezzanine Borrower will remit to the Deposit Bank, for deposit in the Cash Sweep Event Reserve Account, immediate funds in an amount equal to the total amount, if any, distributed to or at the direction of Mezzanine Borrower pursuant to Section 2.2(a)(viii) of the Mezzanine Deposit Account Agreement from and after the first day of the Sweep Month after such Provisionally Successful Month.

                  (7) If a Financial Covenant Breach is not cured by the end of Sweep Month 3, then it will continue into the next calendar quarter, in which case the first month after the Quarterly Test Date will be Sweep Month 1, etc., and the other rules in this subsection will continue to apply, and so on, until the Financial Covenant Breach is cured or until all of the Principal Indebtedness is paid in full.

         (f)      Consequences of Cure and Failure to Cure Financial Covenant
                  Breach.

                  (1) If any Sweep Month is a Successful Month, all Excess Cash Flow previously deposited into the Cash Sweep Event Reserve Account as a result of the Financial Covenant Breach will remain in the Cash Sweep Event Reserve Account until the Financial Covenant Breach is Unconditionally Cured, but, commencing as of the first Business Day of the following Sweep Month, Excess Cash Flow will again be available for distribution to or at the direction of Mezzanine Borrower (that is, Section 2.2(a)(viii) of the Mezzanine Deposit Account Agreement will be inapplicable to Excess Cash Flow generated during the following Sweep Month).


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                  (2)      If a Financial Covenant Breach is Unconditionally
Cured, then, promptly after Mezzanine Lender has notified the Servicer, Deposit Bank and Mezzanine Borrower of that fact, all Excess Cash Flow previously deposited into the Cash Sweep Event Reserve Account as a result of the Financial Covenant Breach will be distributed to or at the direction of Mezzanine Borrower pursuant to Section 2.2(a)(viii) of the Mezzanine Deposit Account Agreement.

         (g)      Use of Funds in Cash Sweep Event Reserve Account.

                  (1) At any time when an Event of Default exists, all funds on deposit in the Cash Sweep Event Reserve Account and any subsequent Excess Cash Flow deposited into the Cash Sweep Event Reserve Account while such Event of Default is continuing may be applied by Mezzanine Lender to reduce the Principal Indebtedness in accordance with Section 2.7.

                  (2) At any time when no Event of Default exists, if no funds are available in reserves held under the First Mortgage Loan Documents for Extraordinary Expenses or the Extraordinary Expenses Account, Mezzanine Lender shall disburse funds from the Cash Sweep Event Reserve Account for payment of Extraordinary Expenses, not more often than once a month, upon submission of invoices and other documentation by Mezzanine Borrower satisfactory to Mezzanine Lender in its reasonable judgment.

                  (3) At any time when no Event of Default exists, Mezzanine Borrower, in its sole discretion, may direct Mezzanine Lender to apply all or any portion of the funds in the Cash Sweep Event Reserve Account to a principal curtailment of the First Mortgage Loan (or if the First Mortgage Loan has been repaid in full to the Mezzanine Loan without any Prepayment Fee).

                  (4) If a Financial Covenant Breach is not Unconditionally Cured by the end of Sweep Month 3, then, provided no Event of Default exists on the next Payment Date after the end of Sweep Month 3, Mezzanine Lender will direct the Servicer and Deposit Bank to use all funds in the Cash Sweep Event Reserve Account to a prepayment, to occur on the next Payment Date after the end of Sweep Month 3, of principal of the First Mortgage Loan (or if the First Mortgage Loan has been repaid in full to the Mezzanine Loan without any Prepayment Fee).

                  (5) Mezzanine Borrower agrees and acknowledges that if any amounts in the Cash Sweep Event Reserve Account are applied to the payment of the First Mortgage Loan, such payment shall not constitute a payment under the Mezzanine Loan Documents and the Mezzanine Loan shall not be reduced or discharged in whole or part by such payments.

         (h) Standard for Mezzanine Lender's Determinations. In the case of any determination made by Mezzanine Lender under this Section 2.12 based on Draft Financial Statements or the absence of timely delivery of Draft Financial Statements, Mezzanine Lender shall make its determination in good faith, and Mezzanine Lender's determination shall be conclusive absent manifest error. In every other case in which Mezzanine Lender makes any determination under this
Section 2.12, Mezzanine Lender shall make its determination reasonably and in good faith, and Mezzanine Lender's determination shall be conclusive absent manifest error. In the case of any determination made by Mezzanine Lender under this Section 2.12, Mezzanine Lender will have no liability or obligation to Mezzanine Borrower for making



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an erroneous determination unless Mezzanine Borrower establishes that Mezzanine
Lender acted in bad faith.




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